UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Sirius XM Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # QAARV1-P12345 Get informed before you vote Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 4 30# XXXX XXXX XXXX XXXX V2.1 SIRIUS XM HOLDINGS INC. 2025 Annual Meeting Vote by May 27, 2025 11:59 PM ET SIRIUS XM HOLDINGS INC. 1221 AVENUE OF THE AMERICAS, 35THFL. NEW YORK, NY 10020 You invested in SIRIUS XM HOLDINGS INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 28, 2025. View the Notice & Proxy Statement/Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 28, 2025 8:30 AM EST via internet www.virtualshareholdermeeting.com/SIRI2025 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. QAARV2-P12345 Voting Items Board Recommends Control # XXXX XXXX XXXX XXXX THE COMPANY NAME INC. - COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC. - CLASS A 123456789.1234 THE COMPANY NAME INC. - CLASS B 123456789.1234 THE COMPANY NAME INC. - CLASS C 123456789.1234 THE COMPANY NAME INC. - CLASS D 123456789.1234 THE COMPANY NAME INC. - CLASS E 123456789.1234 THE COMPANY NAME INC. - CLASS F 123456789.1234 THE COMPANY NAME INC. - 401 K 123456789.1234 SHARE CLASSES REPRESENTED FOR VOTING 1.00000 322,224 148,294 CLT ID This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class I Directors Nominees: 01 Eddy W. Hartenstein 02 Kristina M. Salen 03 Jennifer C. Witz For 2. Advisory vote on frequency of future advisory votes on the compensation of named executive officers. Year 3 Ratification of the appointment of KPMG LLP as our independent registered public accountants for 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.